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                                                                    Exhibit 99.1

Contact:
Tim Bixby
LivePerson, Inc.
212-609-4200
bixby@liveperson.com

            LIVEPERSON APPLIES FOR TRANSFER TO NASDAQ SMALLCAP MARKET

NEW YORK, NY--MAY 17, 2002 -- LivePerson, Inc. (Nasdaq: LPSN), a leading Application Service Provider (ASP) of technology facilitating real-time sales and customer service for companies doing business on the Internet, today announced that it applied to The Nasdaq Stock Market, Inc. to transfer the listing of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market.

"Moving to the SmallCap Market would allow us to remain a Nasdaq-listed security and let our management avoid the distraction of a delisting proceeding, so we can continue executing on our business plan," said Robert LoCascio, Chairman and Chief Executive Officer. "Reducing any uncertainty associated with our Nasdaq listing will allow investors to focus on the fundamental performance of the Company."

Nasdaq notified LivePerson in February that its common stock would be delisted from the National Market if not in compliance with Nasdaq's minimum bid price of $1.00 per share by May 15, 2002. The application by LivePerson will stay all National Market delisting proceedings. The voluntary switch to the SmallCap Market may allow LivePerson to take advantage of the SmallCap Market rule that provides a grace period through February 2003 to satisfy the minimum $1.00 per share bid price requirement.

Because the $1.00 bid price requirement applies to securities quoted on either the National Market or the SmallCap Market, the steps taken by LivePerson in connection with its application do not change the recommendation of the LivePerson Board of Directors that stockholders vote at the May 23 Annual Meeting in favor of each of the proposals to effect a reverse split of the common stock.

ABOUT LIVEPERSON

LivePerson (www.liveperson.com) is a leading Application Service Provider (ASP) of technology facilitating real-time sales and customer service for companies doing business on the Internet. The LivePerson service enables online businesses to communicate with Internet users in real time, thereby enhancing the online experience. The LivePerson services, consisting of Chat, FAQ, Email and Document Management tools, offer clients the opportunity to increase sales, reduce customer service costs and increase responsiveness to customer needs. LivePerson is headquartered in New York City, with R&D facilities in Tel Aviv, Israel.

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FORWARD-LOOKING STATEMENTS:

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STATEMENTS IN THIS PRESS RELEASE REGARDING LIVEPERSON, INC. THAT ARE NOT
HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS BASED ON OUR CURRENT EXPECTATIONS, ASSUMPTIONS, ESTIMATES AND PROJECTIONS ABOUT LIVEPERSON AND OUR INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL FUTURE EVENTS OR RESULTS TO DIFFER MATERIALLY FROM SUCH STATEMENTS. ANY SUCH FORWARD-LOOKING STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. IT IS ROUTINE FOR OUR INTERNAL PROJECTIONS AND EXPECTATIONS TO CHANGE AS THE QUARTER PROGRESSES, AND THEREFORE IT SHOULD BE CLEARLY UNDERSTOOD THAT THE INTERNAL PROJECTIONS AND BELIEFS UPON WHICH WE BASE OUR EXPECTATIONS MAY CHANGE PRIOR TO THE END OF THE QUARTER. ALTHOUGH THESE EXPECTATIONS MAY CHANGE, WE ARE UNDER NO OBLIGATION TO INFORM YOU IF THEY DO. OUR COMPANY POLICY IS GENERALLY TO PROVIDE OUR EXPECTATIONS ONLY ONCE PER QUARTER, AND NOT TO UPDATE THAT INFORMATION UNTIL THE NEXT QUARTER. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN THE PROJECTIONS OR FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE LIVEPERSON'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN A FORWARD-LOOKING STATEMENT: OUR POSSIBLE DELISTING FROM NASDAQ; THE LIMITED HISTORY OF PROVIDING THE LIVEPERSON SERVICES; OUR LIMITED HISTORICAL ANNUAL REVENUE AND HISTORY OF LOSSES; THE POSSIBLE UNAVAILABILITY OF FINANCING AS AND IF NEEDED; AN UNPROVEN BUSINESS MODEL; OUR DEPENDENCE ON THE SUCCESS OF THE LIVEPERSON CHAT SERVICE; CONTINUED USE BY OUR CLIENTS OF THE LIVEPERSON SERVICES; POTENTIAL FLUCTUATIONS IN OUR QUARTERLY AND ANNUAL RESULTS; RISKS RELATED TO ADVERSE BUSINESS CONDITIONS EXPERIENCED BY OUR CLIENTS; OUR DEPENDENCE ON KEY EMPLOYEES; RISKS RELATED TO OUR INTERNATIONAL OPERATION, PARTICULARLY OUR OPERATIONS IN TEL AVIV, ISRAEL, AND THE CURRENT CIVIL AND POLITICAL UNREST IN THAT REGION; COMPETITION BOTH FOR QUALIFIED PERSONNEL AND IN THE MARKET FOR REAL-TIME SALES AND CUSTOMER SERVICE TECHNOLOGY; BUILDING AWARENESS OF THE LIVEPERSON BRAND NAME; TECHNOLOGY SYSTEMS BEYOND LIVEPERSON'S CONTROL AND TECHNOLOGY-RELATED DEFECTS THAT COULD DISRUPT THE LIVEPERSON SERVICES; OUR DEPENDENCE ON THE GROWTH OF THE INTERNET AS A MEDIUM FOR COMMERCE AND THE VIABILITY OF THE INFRASTRUCTURE OF THE INTERNET; AND RESPONDING TO RAPID TECHNOLOGICAL CHANGE. THIS LIST IS INTENDED TO IDENTIFY ONLY CERTAIN OF THE PRINCIPAL FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. READERS ARE REFERRED TO THE REPORTS AND DOCUMENTS FILED FROM TIME TO TIME BY LIVEPERSON WITH THE SECURITIES AND EXCHANGE COMMISSION FOR A DISCUSSION OF THESE AND OTHER IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE DISCUSSED IN FORWARD-LOOKING STATEMENTS.